EXHIBIT 10.8

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL
TREATMENT REQUEST.

                        DELTA CONNECTION
                            AGREEMENT


        This Agreement (this "Agreement"), dated and effective the 9th day of September, 1999, is between Delta Air Lines, Inc., Hartsfield Atlanta International Airport, Atlanta, Georgia 30320 ("Delta"), and Atlantic Coast Airlines Holdings, Inc. ("Holdings") and ACA Management, Inc. ("Operator"), each located at 515A Shaw Road, Dulles, Virginia 20166.

        WHEREAS, Delta operates the Delta Connection program;
and

        WHEREAS, Holdings has agreed to establish and maintain
Operator as a separate business entity, and for Operator to obtain authority to conduct scheduled passenger air transportation of jet aircraft; and

        WHEREAS, Holdings desires for Operator to exclusively
(except as otherwise provided herein) manage the operations of the Aircraft (as defined below) as a Delta Connection carrier under the Delta Connection program; and

        WHEREAS, Operator desires for Delta to perform and provide various marketing, schedule and fare related, and other services for Operator in connection with the Delta
Connection program; and

        WHEREAS, Delta is willing to perform and provide various marketing, schedule and fare related, and other services for Operator in connection with the Delta Connection program; and

        WHEREAS, this Agreement will enhance the ability of Operator and Delta to serve the public and the communities that they serve or may choose to serve; and

        WHEREAS, unless otherwise specified, references in this Agreement to ACA are to Atlantic Coast Airlines, a subsidiary of Holdings, and Operator and any affiliate of Holdings; and

        NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and Holdings and Operator, intending to be legally bound, hereby agree as follows:

ARTICLE 1.  FARES AND RULES PUBLICATION.

A. Delta Connection Program and Appointment of Delta as Agent. Delta hereby grants Operator the authority to operate as a Delta Connection carrier, and Operator hereby accepts such grant, to conduct air transportation operating the Aircraft utilizing certain services together with certain trademarks and service marks owned by Delta, all as provided herein. In connection herewith, Operator appoints Delta as its agent to publish its fares, schedules and related information under Delta's two letter designator code in city pairs specified by Delta (which shall not include ---------- unless agreed by Operator) on the twenty (20) Canadair Regional Jets and twenty-five (25) Dornier 328 regional jet aircraft set forth on Exhibit A attached hereto and any other aircraft subsequently agreed to be operated by Operator as Delta Connection Flights (as such term is defined herein) (the aircraft identified on Exhibit A, and such subsequently agreed aircraft, collectively, "Aircraft"), and Delta hereby accepts such appointment.

B. Fares, Rules and Seat Inventory.Delta shall establish and publish all fares and related tariff rules for all seats on the Aircraft, including fares and rules for local traffic in city pairs served by such Aircraft. Operator shall not publish any fares, tariffs, or related information for the Aircraft. In addition, Delta will control all seat inventory and revenue management decisions for the Aircraft.

C.Schedules Publication.   Delta shall establish and publish all
  schedules for the Aircraft, including city-pairs served, frequencies, utilization and timing of scheduled departures. Schedules shall conform to Operator's reasonable operational requirements. Operator shall operate the Aircraft in the city-pairs designated by Delta, subject to the frequency, scheduling and other requirements established by Delta from time to time and in a manner at least comparable to ACA's operational standards as of the date hereof.

  Delta will notify Operator of schedule times, frequencies and related information for the Aircraft at least ---------- days in advance of the schedule publication date so that the information can be properly disseminated to Operator for pilot and flight attendant staffing, and related operational requirements. Block times for the Aircraft shall be established by Delta in cooperation with Operator, and -------
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ARTICLE 2.  EXCLUSIVITY.

A. With the exception of (i) flights operated by ACA with United Airlines, Inc. or its successors ("United"), (ii) code share flights with any non-U.S. carrier with which United has a code-share agreement, and (iii) flights operated solely under the "DH" and Operator two letter designator code, ACA agrees to list its flights only under Delta's code during the term of this Agreement (the "Delta Connection Flights").

B. ACA must obtain Delta's approval if it chooses to enter into a code-sharing arrangement with another carrier (other than United or a non-U.S. carrier with which United has a code share arrangement).

C. Other than with United or a non-U.S. carrier with which United has a code share arrangement, ACA (or any affiliated company) may not operate flights for any other carrier without Delta's prior written approval other ------------------------- --------------------------------------------------- and other than in connection with the disposition of ACA's turboprop aircraft.

D. ACA shall not publish or operate any other scheduled flights in any city pair that includes -------------------------------
without Delta's prior written consent.

ARTICLE 3.  COMPENSATION.

A.   Base Compensation.

     In exchange for the flying and operation of the Aircraft, Delta will pay Operator ----------------- percent ------ of the Cost Recovery Amount (the "Base Compensation").

     The "Cost Recovery Amount", which shall be mutually agreed by Delta and Operator on an annual basis, is ---------------
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B.  Incentive Compensation.

     In addition to the Base Compensation, Operator shall have an opportunity to earn additional compensation ("Incentive
     Compensation") ---------------------------------------------
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C.  Accounting Provisions.

     Delta shall retain all revenues for all ticket sales on the Aircraft for Delta Connection Flights. Operator shall forward to Delta all monies with respect to all airline ticket sales, on-board sales, baggage charges, passenger charges, and all other revenue collected in connection with the operation of the Aircraft (including credit card transactions).

     On each Monday, or if a not a business day, on the following business day, Delta will advance monies to Operator by wire transfer using the Base Compensation Amount for Delta Connection flights to be operated during the period beginning that Monday through the following Sunday. ----------------------------------
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     Ninety (90) days following the end of each month, Delta and
Operator will reconcile actual costs incurred for certain cost items with the estimated costs identified as part of the Cost Recovery Amount. These items are: ------------------------------
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-------------    The reconciliation will include any applicable
Incentive Compensation based on Operator's operating statistics for the applicable month of its actual completion rate. Within two (2) business days of completing such reconciliation, Delta or Operator, as the case may be, shall wire transfer to an account designated by the other party, monies equal to the reconciled amount.

D.  Audit.

     Operator and ACA (to the extent ACA's expenses are shared by Operator) shall maintain complete and accurate records to support and document all costs related to the Aircraft hereunder, in accordance with generally accepted accounting principles consistently applied to past periods in all material respects. Prior to the annual negotiation of the Cost Recovery Amount, Delta's in-house accounting staff and any independent accountants selected by Delta shall be entitled, following reasonable notice to ACA, to audit Operator's and, to the extent ACA's expenses are shared by Operator, ACA's records with respect to services provided in prior periods, the service levels achieved, and the determination of charges due pursuant to this Agreement for the purpose of prospectively adjusting the Cost Recovery Amount. Any such audit will be conducted during regular business hours at ACA's offices at a mutually agreed time.

ARTICLE 4.  AIRPORT RELATED AND TICKETING SERVICES.

A.  Ticketing Services.                               Delta
will provide its own airport ticketing services, and, if requested by Delta and agreed by Operator, Operator will provide ticketing services for Delta Connection Flights at Operator airport ticketing locations and will use Delta ticket stock for such purposes.

B.  Signage.                      Delta will design, provide
and pay for appropriate airport and other signage to reflect the Delta Connection relationship between Operator and Delta. The nature and type of such signage will be in the sole discretion of Delta, subject to any airport, governmental or quasi-governmental restrictions or requirements. Delta will be responsible for installing and maintaining all such signage, but the parties will mutually determine which party will obtain any necessary formal or informal approvals from appropriate airport or other authorities to install such signage. The parties will fully cooperate with each other in all endeavors relating to such signage and any necessary approvals.

ARTICLE 5.  CUSTOMER SERVICES.

A. During the in-flight operation of any and all Delta Connection Flights and at any location where Operator is performing customer related services in connection with any Delta Connection Flight at the request of Delta, ACA will handle all customer related services in connection with the Delta Connection Flights in a professional, businesslike and courteous manner. In order to insure a high level of customer satisfaction Operator will:

        1. establish and maintain customer handling procedures and policies that are similar to those utilized by Delta; and

        2. establish, maintain and enforce employee conduct, appearance and training standards and policies that are similar to those utilized by Delta.

Delta shall provide Operator a reasonable number of copies of all such Delta policies, training standards and procedures.

B. Operator and Delta will periodically meet to discuss and review Operator's customer service and handling procedures and policies and Operator's employee conduct, appearance and training standards and policies to insure compliance with this
Article 5. Each party will seek to set forth concerns and complaints under this Article 5 in writing to the other party. To the extent Delta advises Operator in writing of any deviation from Article 5(A), the parties will meet to mutually determine appropriate solutions and to agree to the terms of a corrective action plan and the timing of its implementation. In the event Operator shall fail, in any material respect, to adopt or implement any such agreed corrective action plan in the time period described therein, any such failure may be deemed a material breach of this Agreement.

C. Operator shall adopt as its own Delta's Terms and Conditions of Contract of Carriage ("Contract of Carriage"), as amended from time to time, and be bound by its terms with respect to its operation of Delta Connection Flights. Delta will supply Operator an adequate number of its Contract of Carriage for distribution as required.

D. At no cost to Operator, Delta's customer affairs department shall process and adjudicate (including paying cash or in kind compensation as appropriate in a manner not inconsistent with its Contact of Carriage) any claims submitted to Delta or to Operator with respect to the conduct of any Delta Connection Flights or services provided in connection therewith, except claims of compensation for property damage, injury or death of passengers on Delta Connection Flights arising out of any action or inaction of Operator. Any claims for such property damage, injury or death shall be processed by Operator. Each party will undertake to use Delta's standard procedures for processing and adjudicating all claims for which it is responsible in accordance with this Article 5(D) in order to avoid the matter being the subject of either a law suit or a claim on either party's insurance policy. At either party's request, the other party shall reasonably assist the requesting party, including providing available information, in the processing or adjudication of any such claims handled by the requesting party.

E. At any stations agreed to be handled by Operator, Delta will provide Operator with local in-kind compensation to be offered to inconvenienced customers in accordance with Delta's policies and procedures. In addition, in the event Operator incurs any out of pocket expenses in connection with providing passenger handling services at the request of Delta, Delta shall reimburse Operator for any and all such expenses provided such expenses are in accordance with Delta's Contract of Carriage and /or customer service procedures, in effect at such time. Such reimbursement will be made as incurred, separate and apart from the Cost Recovery Amount, without markup, provided that should Operator agree, upon Delta's written request, to provide services in this area on a regular basis, then the said services would be included in the Cost Recovery Amount pursuant to Article 8(B) herein.

ARTICLE 6.  TRAFFIC DOCUMENTS AND RELATED PROCEDURES.

To the extent that the parties subsequently agree that Operator will handle traffic documents or passenger handling services in connection with Delta Connection Flights, the following terms shall apply, at Delta's cost except as specifically provided:

A. Pursuant to mutually acceptable procedures, Delta will periodically provide Operator with Delta machine and manual ticket stock, miscellaneous charges orders, credit card refund drafts, FIMs, expense vouchers, expense checks, travel credit vouchers, credit card refund vouchers and other related documents (collectively referred to as "Traffic Documents"). Delta will maintain a supply of Traffic Documents at a suitable location and, upon written request from Operator, will provide Operator with appropriate supplies of Traffic Documents.

B.  Unless otherwise agreed to by Delta in writing, Traffic
Documents may be used, completed, validated and issued only by Operator and only in connection with transactions related to Delta Connection Flights and for no other purpose.

C.  Operator will promptly surrender and return all Traffic
Documents to Delta upon Delta's written request.

D. Operator will maintain records of the Traffic Documents in a manner and format acceptable to Delta. Operator will acknowledge receipt in writing of all Traffic Documents in the manner prescribed by Delta.

E. Operator will conform with and abide by all of Delta's rules and regulations regarding the Traffic Documents.

F. Operator will take all reasonable and necessary measures to safeguard the Traffic Documents as of the time of receipt and thereafter and will maintain the Traffic Documents in accordance with mutually agreed upon security procedures. Operator shall be responsible for all risk of loss, use, misuse, misappropriation or theft of Traffic Documents as of the time Operator takes possession of the Traffic Documents, provided that Delta has timely audited the use of Traffic Documents and has provided Operator with prompt notice of any irregularities.

G.  Reporting and Remitting With Respect to Traffic Documents.

    1. On a daily basis, Operator will provide Delta with a report for each Operator ticketing location of all ticketing and related transactions on Traffic Documents for the prior day. Such report will be in a format determined by Delta and will include, without limitation, all credit card transactions and supporting documentation.

    2. Operator will issue all Traffic Documents, and will collect appropriate charges, in accordance with the tariffs, fares, rates, rules and regulations of Delta and other applicable carriers.

H.   Refund Vouchers.

    1. Delta will use Delta refund vouchers for all refund transactions handled by Delta involving Operator.

    2. Operator will use Delta refund vouchers and credit card sales refunds and will comply with Delta's rules and regulations for handling and processing such refunds. Delta will supply Operator with an adequate supply of refund vouchers and credit card refund vouchers.

ARTICLE 7. FREQUENT FLYER PARTICIPATION. During the term of this Agreement, the parties agree that passengers on Operator's Delta Connection Flights will be eligible to participate in the Delta SkyMiles frequent flyer program or any other similar program developed by Delta (the "Program") and all Program award tickets will be honored for travel on Delta Connection Flights on the following terms and conditions:

A. Administration. Administration of the Program shall be performed by and at the cost of Delta. Delta will promote and administer the Program.

B. Program Information. Title and full and complete ownership rights to Program membership data and information developed by Delta, wherever located, shall remain with Delta. ACA understands and agrees that such data and information constitutes Delta's proprietary information. Any membership lists, labels, data, or other compiled membership information supplied to ACA in any form and any and all copies thereof are to be used by Operator exclusively in the performance of its obligations under this Agreement and will not be otherwise used, sold, licensed, leased, transferred, stored, duplicated or transmitted, in any form or by any means, without Delta's prior written consent. All such information will either be returned to Delta or destroyed at Delta's request.

ARTICLE 8.  SUPPORT SERVICES.

A. Services. Delta shall provide certain support services to Operator, including all customer reservations, customer service, ground handling, station operations, pricing, scheduling, revenue accounting, revenue management, frequent flyer, advertising and other passenger, aircraft and traffic servicing functions in connection with the operation of the Aircraft other than as allocated to Operator as described in Exhibit B, and Delta will be responsible for all taxes and fees associated therewith. Any and all such services provided by Delta to Operator pursuant to this Article 8(A) shall be at cost and not be included in the Cost Recovery Amount as described in Exhibit B.

B.   Additional Services.  --------------------------------------
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-----------------------------------------  Similarly, if Delta
and Operator agree that Operator or Holdings, or its designees, will provide services that are anticipated to be provided by Delta in accordance with Article 8(A) hereof, the cost of such services will be included in the Cost Recovery Amount.

C. Certain Regulatory Compliance. The parties acknowledge that Operator is responsible for various aspects of airport and aircraft security pursuant to certain FAA regulations, and to other applicable regulations in connection with the operation of Delta Connection Flights. The parties further acknowledge that Delta will provide airport and aircraft handling of Operator's Delta Connection Flights in accordance with the terms of this Agreement including providing airport and aircraft security functions. To facilitate operations contemplated herein, Operator will adopt as its own Delta's FAA-approved air carrier security plan subject to any FAA required modifications as approved by the FAA ("Security Plan"). Delta shall adhere to the terms and provisions of Operator's Security Plan at all airports at which Delta handles or will handle Operator's Delta Connection Flights. -------------------------------------------------------
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Operator shall diligently defend any allegations of violations of the above, and Delta will cooperate with Operator in investigating any such claim and to reasonably assistant
Operator, if requested to do so, in defending the matter. If there are any differences between Operator's Security Plan and Delta's security plan, Operator will provide to Delta's employees and contractors any necessary differences training to the extent required by the FAA and the cost of such training will be included in the Cost Recovery Amount.

ARTICLE 9.  AUTOMATION SERVICES.   Delta agrees to provide
Operator, at Delta's sole cost, the following automation and related services for the Delta Connection Flights, and Operator agrees to participate in such services in the manner described below.

A.  Internal Reservations and Communications Equipment.   Delta
shall provide or arrange for the provision to Operator of an electronic reservations system (currently referred to as "Deltamatic" but including any successor reservations system adopted by Delta) which shall provide Operator with: (i) the ability to access passenger name records, (ii) automated ticketing capabilities, (iii) operational message switching capabilities, (iv) the ability to update Delta Connection Flight information, (v) the ability to distribute flight releases and weather packages, and (vi) perform other reservations-related or operational functions for the Delta Connection Flights (Deltamatic and any successor system are hereinafter referred to as the "Res System"). Delta reserves the right to modify the functionality of the Res System at any time. Operator will use the Res System made available by Delta for the Delta Connection Flights only.

B.  Delta's Rights and Obligations.

     1. Delta will install or cause to be installed the equipment requested by Operator at the locations set forth on Exhibit C to this Agreement and shall provide Operator connection to the Res System. The equipment described on Exhibit C and any software installed on such Equipment are hereinafter referred to as the "Equipment." Operator understands and agrees that: (i) all Equipment shall remain the sole property of Delta; (ii) Operator shall not remove any identifying marks from the Equipment; (iii) Operator shall not subject the Equipment to any lien; (iv) Operator shall not install any computer programs, software or similar materials on the Equipment; and (v) Delta may enter Operator's premises to remove the Equipment immediately upon termination of this Agreement. Exhibit C may be amended from time to time by mutual agreement of the parties to reflect the installation, removal or relocation of Equipment and the corresponding charges therefor.

     2. Delta will provide initial and recurrent training to Operator training staff and other key designated personnel in the use of the Res System, at Delta's training centers unless otherwise agreed. Delta may remove from a training program any Operator employee who is not satisfactorily participating therein.

     3. Delta will provide, or arrange to provide, all equipment upgrades, repairs and maintenance services required for the Equipment and will use reasonable business efforts to keep the Equipment and the Res System in good repair, condition, and upgrade status consistent with Delta's standard for maintaining its own equipment. Operator will not perform or attempt to perform repairs or maintenance of any kind on the Equipment without prior consultation with Delta and will promptly contact Delta regarding the need for repairs or maintenance.

C.   Operator's Rights and Obligations.

     1. The Equipment initially selected by Operator is set forth by location on Exhibit C. Operator will pay all costs associated with preparing the location for the Equipment, which location must conform with the specifications of both Delta and the Equipment manufacturer and must include adequate electrical power and in-house voice/data wiring. Delta shall be responsible for backbone data lines and related communications equipment. Operator will not for any reason relocate or remove any of the Equipment without Delta's prior written consent. Delta will pay all costs associated with, and be responsible for, the installation, relocation or removal of Equipment.

     2. Operator will use the Equipment and the Res System in strict conformity with the training and operating instructions provided by, or arranged to be provided by, Delta. Without limiting the generality of the foregoing, Operator will not use the Res System to develop or publish any reservation, ticketing, sales, cargo, tariff or other guide, to provide services not authorized by this Agreement to third parties, to train persons other than Operator's employees in the use of the Equipment or the Res System, or for other uses designated by Delta in writing as prohibited. Operator may not publish, disclose or otherwise make available to any third party the compilations of air carrier service or fares obtained from the Res System; provided, however, that Operator may use specific air carrier service and fare data for the benefit of its customers.

     3. Operator will encourage and allow its employees to attend training sessions related to the Res System, and it is Operator's responsibility to insure that each employee receives full and adequate training on the Res System.

     4. Operator will protect the Equipment from loss, damage or theft and shall prevent its unauthorized use or improper operation. Operator will make no alterations to the Equipment and will return the Equipment to Delta upon the termination of this Agreement in the same condition as received, excepting only ordinary wear and tear in the normal course of Operator's operations. Operator will obtain and maintain insurance for the Equipment against all risks of damage and loss, including without limitation loss by fire, theft and such other risks of loss as are customarily insured in a standard all-risk policy. Such insurance shall also provide the following:

          (a)  Full replacement value coverage for the Equipment
(subject to policy deductibles);

          (b) An endorsement naming Delta as the loss payee to the extent of its interest in the Equipment; and

          (c) An endorsement requiring the insurer to give Delta at least thirty (30) days prior written notice of any intended cancellation, nonrenewal or material change of coverage; provided that only ten (10) days prior written notice of cancellation, nonrenewal or material change of coverage need be given in the event that such cancellation, nonrenewal or material change in coverage is caused solely by failure to make a premium payment.

Upon request by Delta, Operator will promptly provide satisfactory evidence of the insurance required pursuant to this
Article 9(C)(4). Notwithstanding the foregoing, Operator shall be liable to Delta for any loss or damage to the Equipment, regardless of cause, occurring while the Equipment is in the possession, custody or control of Operator.

     5. Operator waives any proprietary rights that it may have with respect to information entered into the Res System.

D. Entry and Inspection. Delta personnel and persons designated or authorized by Delta may enter Operator's premises during normal business hours for the purposes of (a) monitoring, inspecting, and reviewing Operator's use of and operations with respect to the Res System, (b) performing repairs or maintenance on the Equipment, (c) installing, removing, replacing or relocating the Equipment (unless otherwise permitted by this Agreement), or (d) training or retraining Operator's employees in the use of the Res System; provided that such activities may not unreasonably interfere with Operator's business.

E. Limitations on Liability. In addition to any other limitations on liability set forth herein:

     1. Delta is not responsible for errors or inaccuracies in the availability records, fare quotes, or other information contained in the Res System at any time, for any planned or unplanned interruptions, delays or malfunctions in the operation of the Res System or the Equipment.

     2. OPERATOR HEREBY WAIVES AND RELEASES DELTA AND ITS AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM ANY AND ALL OBLIGATIONS AND LIABILITIES AND ALL RIGHTS, CLAIMS AND REMEDIES OF OPERATOR AGAINST DELTA OR ITS AFFILIATES OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, DUE TO ANY DEFECTS OR INTERRUPTIONS OF SERVICE IN, OR ERRORS OR MALFUNCTIONS BY, SOFTWARE, THE EQUIPMENT OR THE RES SYSTEM, INCLUDING ALL LIABILITY, OBLIGATION, RIGHT, CLAIM, OR REMEDY IN TORT, AND INCLUDING ALL LIABILITY, OBLIGATION, RIGHT, CLAIM OR REMEDY FOR LOSS OF REVENUE OR PROFIT OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES. FURTHER, DELTA DISCLAIMS AND OPERATOR HEREBY WAIVES ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR INTENDED USE RELATING TO THE RES SYSTEM, THE EQUIPMENT, DATA, OR SERVICES FURNISHED UNDER THIS ARTICLE 9.

F. Patent and Copyright Indemnity. Delta will defend or settle, at its own expense, any action brought against Operator to the extent that it is based on a claim that the Res System provided by Delta pursuant to this Agreement, in its normal use, or any part thereof, infringes any U.S. copyright or patent; and Delta will pay those costs, damages and attorney's fees finally awarded against Operator in any such action attributable to any such claim, but such defense, settlements and payments are conditioned on the following: (1) that Delta shall be notified promptly in writing by Operator of any such claim; (2) that Delta shall have sole control of the defense of any action on such claim and of all negotiations for its settlement or compromise;
(3) that Operator shall cooperate with Delta in a reasonable way to facilitate the settlement or defense of such claim, provided that Delta shall pay all of Operator's reasonable expenses in connection with any such cooperation requested by Delta; and (4) should such Res System become, or in Delta's opinion be likely to become, the subject of such claim of infringement, then Operator shall permit Delta, at Delta's option and expense, either to (a) procure for Operator the right to continue using the Res System, or (b) replace or modify the same so that it becomes noninfringing and functionally equivalent, or (c) upon failure of
(a) and (b) above despite the reasonable efforts of Delta, accept immediate termination of this Agreement as it relates to such system. This paragraph (F) states the entire liability of Delta with respect to the infringement of copyrights and patents by the Res System provided hereunder or the operation thereof.

ARTICLE 10.  OPERATIONAL PERFORMANCE.

A. Operator agrees to provide to Delta, for each month during the term of this Agreement, within 10 days of the last day of each such month, the completion rate (actual) of the Delta Connection Flights during such month. Operator understands that it is Delta's goal that participants in the Delta Connection Program maintain a completion rate (actual) of ---- or greater --
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B.   If Operator fails to meet the standard set forth in Article
10(A) above for any---- calendar months in any ----month --------
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------------ Delta may advise Operator that it considers said failure to be a "Performance Deficiency", and Operator agrees to discuss with Delta such Performance Deficiency and potential ways to improve such Performance Deficiency. If Operator does not meet said standard during any of the ----- calendar months following said discussion, then Delta shall have the right to terminate this Agreement immediately upon the expiration of such ------calendar month period ------------------------. Should
Operator meet said standard for any month during said ------month period, ---------------------------------------------------------
-------------------------------- (in either case, a "Performance
Cure"), Delta shall no longer have the right to terminate this Agreement for the previously discussed Performance Deficiency, or to provide a new Performance Deficiency based in part on any months occurring prior to the Performance Cure.

ARTICLE 11.  TERM AND TERMINATION.

A. This Agreement is effective on the date first written above and will continue thereafter until March 31, 2010. At the end of such initial term, Delta shall have the right to extend the term of the Agreement for an additional five (5) years on the same terms and conditions. In the event of a Merger (as defined below) or Change of Control (as defined below) of Holdings or Operator, Delta shall have the right to extend the term of the Agreement for an additional ten (10) years beyond the applicable termination date of this Agreement pursuant to this Article 11(A).

B. Either party may terminate this Agreement immediately if the other party files a voluntary petition in bankruptcy, makes an assignment for the benefit of creditors, fails to secure dismissal of any involuntary petition in bankruptcy within sixty (60) days after the filing thereof, or petitions for reorganization, liquidation, or dissolution under any federal or state bankruptcy or similar law.

C. In the event of a material breach of this Agreement by either party remaining uncured for more than thirty (30) days after receipt of written notification of such breach by the nonbreaching party, then the nonbreaching party may terminate this Agreement at its sole option.

D.  Notwithstanding the provisions of Articles 11(B) and (C),
Delta shall have the right to terminate this Agreement immediately and at its sole option upon the occurrence of one or more of the following:

        (i) Holdings or Operator agrees to merge into or with any entity, to be acquired by any entity, to sell all or substantially all of its assets to another entity, or enters into a letter of intent, or similar document, to merge into or with any entity or to be acquired by any entity or to sell all or substantially all of its assets to another entity (unless any such letter of intent or similar document in contains a provision whereby Delta's prior approval is a condition precedent to the merger or acquisition), unless Holdings or Operator, as applicable, is the acquiring or surviving entity (each such event, a "Merger");

        (ii) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than --- of either (a) the then outstanding shares of common stock of Holdings or Operator, or
(b) the combined voting power of the then outstanding voting securities of either Holdings or Operator entitled to vote generally in the election of such party's directors (each such event, a "Change of Control");

        (iii)                     Operator's level of safety
with respect to its operation of the Aircraft is not reasonably satisfactory to Delta;

        (iv)                      pursuant to Article 10(B)
hereof;

        (v) if Operator fails to maintain any material insurance pursuant to Articles 13 and 14 of this Agreement.

E. Notwithstanding the provisions of Articles 11(A), (B), (C) and (D) hereof, Delta may terminate this Agreement, with or without cause, in its sole discretion, on not less than one hundred eighty (180) days' prior written notice to ACA; ------
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F.  Termination of this Agreement for any reason shall not
relieve either party of rights and obligations incurred prior to the effective date of termination.

ARTICLE 12.  LIABILITY PROVISIONS.

A. Except as otherwise provided in Articles 5(D), 5(E), and 8(C) of this Agreement, Holdings and Operator, jointly and severally, shall be liable for and each hereby agrees fully to defend, release, discharge, indemnify, and hold harmless Delta, its directors, officers, employees and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, costs and expenses of any kind, character or nature whatsoever (in each case whether groundless or otherwise), including attorneys' fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from Delta or its directors, officers, employees or agents in any manner arising out of, connected with, or attributable to this Agreement, the performance, improper performance, or nonperformance of any and all obligations to be undertaken by ACA pursuant to this Agreement, the loss, theft, use, misuse or misappropriation of Traffic Documents, or the operation, non-operation, or improper operation of the Aircraft or ACA's equipment or facilities at any location, excluding only claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, costs and expenses resulting from the gross negligence or willful misconduct of Delta, its directors, officers, agents or employees. ACA will do all things necessary to cause and assure, and will cause and assure, that ACA will at all times be and remain in custody and control of all aircraft, equipment, and facilities of ACA, and Delta, its directors, officers, employees and agents shall not, for any reason, be deemed to be in custody or control, or a bailee, of ACA's aircraft, equipment or facilities.

B. Delta shall be liable for and hereby agrees fully to defend, release, discharge, indemnify, and hold harmless each of Holdings and Operator, their directors, officers, employees, and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, costs and expenses of any kind, character or nature whatsoever, including attorneys' fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from Holdings or Operator, or their directors, officers, employees or agents in any manner arising out of, connected with, or attributable to this Agreement, the performance, improper performance or nonperformance of any and all obligations to be undertaken by Delta pursuant to this Agreement, or the operation, non-operation or improper operation of Delta's aircraft, equipment or facilities at any location, in each case to the extent, but only to the extent, caused by Delta's gross negligence or
willful misconduct.   Delta will do all things necessary to
cause and assure, and will cause and assure, that Delta will at all times be and remain in custody and control of any aircraft, equipment and facilities of Delta, and Holdings or Operator, their directors, officers, employees and agents shall not, for any reason, be deemed to be in the custody or control, or a bailee, of Delta's aircraft, equipment or facilities.

C. ACA and Delta agree to comply with all rules, regulations, directives and similar instructions of appropriate governmental, judicial and administrative entities including, but not limited to, airport authorities, the Federal Aviation Administration and the Department of Transportation (and any successor agencies).

D. OTHER THAN ANY WARRANTIES SPECIFICALLY CONTAINED IN THIS AGREEMENT, EACH PARTY DISCLAIMS AND THE OTHER PARTY HEREBY WAIVES ANY WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THIS AGREEMENT OR ITS PERFORMANCE OF ITS OBLIGATIONS HEREUNDER INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR INTENDED USE RELATING TO ANY EQUIPMENT, DATA, INFORMATION OR SERVICES FURNISHED HEREUNDER. EACH PARTY AGREES THAT THE OTHER PARTY IS NOT LIABLE TO IT OR ANY OTHER PERSONS FOR CONSEQUENTIAL OR PUNITIVE DAMAGES UNDER ANY CIRCUMSTANCES.

E.  Indemnification Claims.                           A party
(the "Indemnified Party") entitled to indemnification from the other party under the terms of this Agreement (the "Indemnifying Party") shall provide the Indemnifying Party with prompt written notice (an "Indemnity Notice") of any third party claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder, and the Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that the Indemnified Party's prior written consent (which may not be unreasonably withheld or delayed) must be obtained prior to settling any such third party claim. No consent will be required for claims defended or settled by an Indemnifying Party's insurance carrier. If the Indemnifying Party does not accept financial responsibility for the third party claim or fails to defend against the third party claim that is the subject of an Indemnity Notice within thirty (30) days of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim. Except as set forth above in this Article 12(E), the Indemnified Party shall not enter into any settlement or other compromise or consent to a judgment with respect to a third party claim as to which the Indemnifying Party has an indemnity obligation hereunder without the prior written consent of the Indemnifying Party (which may not be unreasonably withheld or delayed), and the entering into any settlement or compromise or the consent to any judgment in violation of the foregoing shall constitute a waiver by the Indemnified Party of its right to indemnity hereunder to the extent the Indemnifying Party was prejudiced thereby. Any Indemnifying Party shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any Loss suffered by the Indemnified Party hereunder. Notwithstanding anything contained in this Article 12(E) to the contrary, Operator, Holdings, and Delta will cooperate in the defense of any claim imposed jointly against them or as the result of the conduct of the other.

ARTICLE 13.  WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
             INSURANCE PROVISIONS.

A. For purposes of worker's compensation insurance, Delta's employees, agents and independent contractors under no circumstances shall be deemed to be, or shall be, employees, agents or independent contractors of ACA.

B. For purposes of worker's compensation insurance, ACA's employees, agents and independent contractors under no circumstances shall be deemed to be, or shall be, the employees, agents or independent contractors of Delta.

C. Each party assumes full responsibility for, and liability to, its own employees on account of injury, or death resulting therefrom, sustained in the course of their employment. Each party, with respect to its own employees, accepts full and exclusive liability for the payment of applicable workers' compensation and employers' liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation and old age benefits, and other similar benefits now or hereafter imposed upon employers by any government or agency thereof having jurisdiction in respect of such employee. Each party also agrees to make such payments and to make and file all reports and returns and to do all things necessary to comply with all applicable laws at any time imposing such taxes, contributions, or payments.

D. Each party will have their workers compensation carrier endorse their policy to provide a waiver of subrogation against the other party.

ARTICLE 14.  INSURANCE PROVISIONS.

A. Operator shall procure and maintain in full force and effect during the term of this Agreement policies of insurance of the types and in the minimum amounts set forth below, with insurers of recognized reputation and responsibility:

        1.  All risk hull insurance.

        2. Comprehensive airline liability including premises, products, baggage, cargo, contractual, and completed operations, covering bodily injury, personal injury and property damage in an amount not less than ------------ per occurrence; provided, however, that non-passenger personal injury coverage may be limited to ----------- per occurrence.

        3.  Workers' compensation for statutory limits.

        4.  Employer's liability in an amount not less than --
        -------

    5.  Automobile liability in an amount not less than ------
------
B. The policies of insurance described in Article 14(A) above shall include:

    1. As to the policies of insurance described in Articles 14(A)(1) and (A)(3), to provide that any waiver of rights of subrogation against other parties by Operator will not affect the coverage provided hereunder with respect to Delta, its directors, officers, employees and agents; and with respect to Articles 14(A)(1) and (A)(2), to provide that Operator's underwriters shall provide breach of warranty coverage to Delta, its directors, officers, employees and agents, regardless of any breach or violation by Operator.

        2. As to the policies of insurance described in Articles 14(A)(2) and A(5): (a) to provide that Delta, its directors, officers, employees and agents shall be named as additional insured parties thereunder; and (b) to provide that such insurance shall be primary insurance.

        3. As to the policies of insurance described in Articles 14(A)(2) and A(5): (a) to provide a cross-liability clause as though separate policies were issued for Delta and Operator and their respective directors, officers, employees and agents.

   4. As to any insurance obtained from foreign underwriters, to provide that Delta may maintain against such underwriters a direct action in the United States upon such insurance policies and, to this end, to include a standard service of process clause designating a United States attorney in New York, New York.

C. Operator shall cause each of the insurance policies to be duly and properly endorsed to provide that such policy or policies or any part or parts thereof shall not be canceled, terminated or materially altered, changed or amended by Operator's insurance underwriters until after thirty (30) days' written notice to Delta, which thirty (30) days' notice shall commence to run from the date such notice is actually received by Delta.

D. Not later than the date of delivery of the first Aircraft, and from time to time thereafter upon request by Delta, Operator shall furnish Delta evidence satisfactory to Delta of the aforesaid insurance coverages and endorsements, including certificates certifying that the aforesaid insurance policy or policies with the aforesaid limits are duly and properly endorsed as required and are in full force and effect.

E. In the event Operator fails to maintain in full force and effect any of the insurance and endorsements required to be maintained by Operator pursuant to Article 14(A), Delta shall have the right (but not the obligation) to procure and maintain such insurance or any part thereof on behalf of Operator. The cost of such insurance shall be payable by Operator to Delta upon demand by Delta. The procurement of such insurance or any part thereof by Delta does not discharge or excuse Operator's obligation to comply with the provisions set out herein. Operator agrees not to cancel, terminate or materially alter, change or amend any of the policies until after providing thirty (30) days' advance written notice to Delta of Operator's intent to so cancel, terminate or materially alter, change or amend such policies of insurance, which thirty (30) day notice period shall commence to run from the date notice is actually received by Delta.

F. During the term of this Agreement, Operator agrees to maintain on deposit with the Department of Transportation a signed counterpart of the interim "Montreal Agreement" (Agreement CAB 18900), which has the effect of increasing the limits of liability under the Warsaw Convention to seventy-five thousand dollars ($75,000.00). Operator further agrees to be bound by Agreement CAB 18900 and any subsequent amendment thereto or any subsequent order of the Department of Transportation or protocol ratified by the United States government which relates to or modifies the limit of liability under the Warsaw Convention.

G. With respect to all claims against Operator (but not against Delta) with respect to which Operator is not entitled to be indemnified by Delta pursuant to Article 12(B), whether or not covered by the insurance policies set forth in this
Article 14 or otherwise, Delta is responsible only for filing an initial report and will reasonably cooperate with Operator with respect to discovery to the extent information is available to it, and has no other obligations with respect to such claims, and Operator is fully responsible for handling all adjustments, settlements, negotiations, litigation and similar activities in any way related to or connected with such claims.

ARTICLE 15.  OPERATIONS OF OPERATOR AS A DELTA CONNECTION CARR
IER.

A. Delta and Operator and Holdings agree that, subject to the provisions of this Agreement, Operator will be operated exclusively as a Delta Connection carrier.

B. Operator acknowledges and agrees that participation in the Delta Connection program obligates Operator to offer and maintain a professional, high quality level of service in terms of schedules, customer service and the like. Accordingly, not less than once each year during the term of this Agreement, the parties will: (a) meet to mutually review and discuss the services, operations and plans of Operator and Delta for the Delta Connection program; and (b) jointly develop a business plan for the Delta Connection operations and services of Operator. Holdings and Operator will reasonably comply with the business plans so developed and all reasonable recommendations of Delta in carrying out the material provisions of the business plan.

C. During the last quarter of each calendar year, Delta shall develop an advertising budget and program for the next succeeding calendar year (or portion thereof) during the term of this Agreement for promoting the Delta Connection and the relationship between Delta and Operator established by this Agreement. Delta shall be responsible for the development and production of all promotional materials for the program.

ARTICLE 16.  REPRESENTATIONS AND WARRANTIES.

A.  Representations and Warranties of Holdings and Operator.
Holdings and Operator, jointly and severally, represent and warrant to Delta as of the date hereof as follows:

          (1)
Organization and Qualification. Each of Holdings and Operator is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, operate and use its assets and operate the Delta Connection Flights.

          (2)
Authority Relative to this Agreement. Each of Holdings and Operator has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Holdings and Operator. This Agreement has been duly and validly executed and delivered by Holdings and Operator and is, assuming due execution and delivery thereof by Delta, a valid and binding obligation of Holdings and Operator, enforceable against each of Holdings and Operator in accordance with its terms.

          (3)
Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by each of Holdings and Operator of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of either of Holdings' or Operator's articles of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease, agreement or instrument, including without limitation, any order, judgment or decree relating to the Delta Connection Flights, (ii) result in the creation or imposition of liens in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority, or
(iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

          (4)                                         Broker.
Neither Holdings or Operator has retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

B.  Representations and Warranties of Delta.  Delta represents
Holdings and Operator as of the date hereof as follows:

          (1)
Organization and Qualification. Delta is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

          (2)
Authority Relative to this Agreement. Delta has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Delta. This Agreement has been duly and validly executed and delivered by Delta and is, assuming due execution and delivery thereof by Holdings and Operator and that Holdings and Operator each has full legal power and right to enter into this Agreement, a valid and binding obligation of Delta, enforceable against Delta in accordance with its terms.

          (3)
Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by Delta of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Delta's articles of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease, agreement or instrument, including without limitation, any order, judgment or decree relating to the Delta Connection Flights, (ii) result in the creation or imposition of any liens in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

            (4)       Broker.  Delta has not retained or
agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

ARTICLE 17. AIRCRAFT.

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B.   Future Dornier Regional Jets.  In addition to the Aircraft, as of the date hereof, ACA also has options for eighty five (85) new Dornier 328 or 428 regional jets (the "Option Dorniers") and fifty-five (55) additional 328/428 Dornier aircraft on conditional (subject to approval by United to operate said aircraft as United Express) order (the "Conditional Dorniers").
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  The above aircraft orders assume that ACA is able to compete definitive amendments to its aircraft acquisition agreement to allow it to acquire additional Dornier aircraft. The terms of said amendments are subject to a signed Memorandum of Understanding as of the date hereof. Should said definitive agreements not be completed to allow for the acquisition of additional contemplated aircraft, the above terms will be adjusted to reflect a lesser number of aircraft orders on terms described in the Annex A Term Sheet that was attached to the Memorandum of Understanding between ACAH and Delta dated August 23, 1999.

C. Additional Regional Aircraft. In order to assure competitive regional jet growth between United and Delta beyond the aircraft (whether delivered or not yet delivered) that are allocated by ACA as of the date hereof to either their United Express or Delta operations, -----------------------------------------------------
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ARTICLE 18.  AIRPORT FACILITIES.

A.   Right of First Refusal.    If, at any time during the term
  of this Agreement, ACA receives an offer, bid, inquiry or other expression of interest ("Facilities Offer") to purchase, lease, sublease, encumber or otherwise acquire any interest in any of its airport facilities where the Aircraft are operated, including any slots, gates or other facilities (the "Airport Facilities"), which Facilities Offer ACA desires to accept, ACA will, within thirty (30) days of receiving such Facilities Offer, notify Delta in writing of such Facilities Offer and the material terms and conditions thereof (the " Facilities Offer Notice"). Upon receipt of a Facilities Offer Notice, Delta will have thirty
  (30) days to either (i) notify ACA that it wishes to consummate the transaction for or in connection with the Airport Facilities set forth in the Facilities Offer (the "Offered Airport Facilities") on the same financial terms and conditions as are in such Facilities Offer, or (ii) notify ACA that it does not wish to consummate such transaction (failure to reply in such 30 day period shall be deemed to be an election by Delta not to consummate such transaction). If Delta elects to consummate the transaction involving the Offered Airport Facilities, ACA and Delta shall consummate the transaction contemplated in the Facilities Offer as soon as reasonably practicable but no later than 30 days after any and all governmental approvals required for such transaction have been obtained (Delta and ACA agree to use their reasonable best efforts to obtain such approvals as soon as practicable). If Delta elects not to consummate the transactions contemplated in the Facilities Offer Notice, ACA may consummate such transaction with the third party or parties making the Facilities Offer.

B. Exclusions. The right of first refusal with respect to Airport Facilities set forth in Article 18(A) shall not apply to the extent any such Airport Facilities are used by ACA for business purposes other than in connection with the Aircraft operations, and shall apply only to the extent permitted in applicable leases; provided, however, that Holdings or ACA, as applicable, shall use its commercially reasonable efforts to assign such assets and leases to Delta, at no additional cost to Delta, Holdings or ACA; provided, if there are any costs imposed by the airport authority or slot holder with the transfer, such costs shall be paid by Delta.

ARTICLE 19.  CONTRACT INTERPRETATION.

A. This Agreement is subject to, and will be governed by and interpreted in accordance with, the laws of the State of New
York and of the United States of America.

B. The descriptive headings of the several articles and sections of this Agreement are inserted for convenience only, confer no rights or obligations on either party, and do not constitute a part of this Agreement.

C. Time is of the essence in interpreting and performing this Agreement.

D. Except as provided in Article 17(B), if applicable, this Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

E. If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions.

F. This Agreement may be executed by a facsimile and in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

ARTICLE 20.  CIRCUMSTANCES BEYOND THE PARTIES' CONTROL.

With the exception of outstanding rights and obligations, each party will be relieved of its obligations under this Agreement in the event, to the extent and for the period of time that performance is delayed or prevented by any cause reasonably beyond that party's control, including specifically non-delivery or delay in delivery of aircraft to ACA, delay in completion of required training of Operator's employees by the aircraft manufacturer, or delay in receipt of any necessary government approvals.

ARTICLE 21.  TRADEMARKS AND CORPORATE IDENTIFICATION.

A.   TRADEMARKS.

1. Each of Delta and ACA acknowledges for all purposes that any and all logos, trademarks, service marks and trade names of the other, whether registered or not, are and shall at all times remain the exclusive property of the other and may not be used without the prior written consent of such party, except as set forth herein. Each of Delta and ACA further acknowledges that any goodwill or other rights which arise as a result of the use by it of the other party's marks as permitted under this Agreement shall accrue solely to the benefit of the party or affiliate of the party owning such marks, whether registered or not. Should any right, title or interest in the logos, trademarks, service marks or trade names of a party become vested in the other party, the latter party shall hold such right, title and interest in trust for the benefit of the former party and shall, at the request of the former party, promptly and unconditionally assign such right, title and interest to the former party without royalties or compensation of any kind.

2. Each of Delta and ACA hereby grants to the other, a limited non-exclusive, non-transferable, royalty-free license for the term of this Agreement to use their respective service marks as identified to each other from time to time (including Delta's marks "Delta" and "Delta Connection") (each a "Licensed Trademark"), subject to the terms and conditions set forth in this Article 21. This license is limited to the use of the Licensed Trademarks in connection with the (i) advertising and promotion of the Delta Connection Flights and (ii) the Livery (as defined in Article 21(B)(1) below) of the Aircraft as contemplated by this Agreement.

3. Each party agrees to use the Licensed Trademarks only in a manner permitted herein or as approved in advance and in writing by the party owning or possessing the right to license such Licensed Trademarks. Each Licensed Trademark shall be marked with an r or SM or other symbol, as appropriate.

4. Each party agrees that all Livery, advertising and promotional materials bearing the Licensed Trademarks in relation to air transport services contemplated by this Agreement shall meet the quality and presentation standards as set forth by the party owning the relevant Licensed Trademark.

5. Each party agrees that all advertising, promotional and other materials with the other party's name or Licensed Trademark, shall be submitted for such other party's prior review and approval before painting, printing, publishing, or distributing any such material. Each party's Licensed Trademark must appear exactly as set forth in specifications provided by such party. Once a party has approved a specific type of advertisement the other party may continue to use such party's name or Licensed Trademark in the same format during the term of this Agreement. At either party's direction, the other party shall cause the withholding, discontinuance, recall or cancellation, as appropriate, of any advertising or promotional material not approved by such party that differs significantly from that approved by such party or that is put to a use or used in a media not approved by such party. Each party reserves the right to refuse to participate in any advertising or promotional materials proposed by the other party.

6. Each party has sole discretion to determine the acceptability of both the quality and presentation of advertising and promotional materials using its Licensed Trademark.

B.   BRANDING.

1.   Livery.     Each of the Aircraft shall be in the color
scheme, including exterior paint and interior upholstery and appointments ("Livery") of the Delta Connection Livery, as provided to Operator by Delta from time to time.

2.  On Board Branding.   Delta shall control all on board
branding and in-flight materials including, without limitation, in-flight publications, food and beverage products, paper goods, service ware and flight attendant uniforms.

22.  CONFIDENTIALITY

A. Except as otherwise provided below, each party shall, and shall ensure that its directors, officers, employees, affiliates and professional advisors (collectively, the "Representatives"), at all times, maintain strict confidence and secrecy in respect of all Confidential Information (as defined below) of the other party (including its affiliates) received directly or indirectly as a result of this Agreement. If a party (the "Disclosing Party") in good faith determines that it is required to disclose any Confidential Information of other party (the "Affected Party") in order to comply with any applicable law or government regulation, or under the terms of a subpoena or order issued by a court or governmental body, it shall (a) notify the Affected Party immediately of the existence, terms and circumstances surrounding such request, (b) consult with the Affected Party on the advisability of taking legally available steps to resist or narrow such request and (c) if any disclosure of Confidential Information is required to prevent the Disclosing Party from being held in contempt or subject to other legal penalty, furnish only such portion of the Confidential Information as it is legally compelled to disclose and use commercially reasonable efforts (at the cost of the party whose Confidential Information is being protected) to obtain an order or other reliable assurance that confidential treatment shall be accorded to the disclosed Confidential Information. Each party agrees to transmit Confidential Information only to such of its Representatives as required for the purpose of implementing and administering this Agreement, and shall inform such Representatives of the confidential nature of the Confidential Information and instruct such Representatives to treat such Confidential Information in a manner consistent with this Article 22.

  For purposes of this Agreement, "Confidential Information" shall mean (a) all confidential or proprietary information of a party, including, without limitation, trade secrets, information concerning past, present and future research, development, business activities and affairs, finances, properties, methods of operation, processes and systems, customer lists, customer information (such as passenger name record or "PNR" data) and computer procedures and access codes; and (b) the terms and conditions of this Agreement and any reports, invoices or other communications between the parties given in connection with the negotiation or performance of this Agreement; and (c) excludes
(i) information already in a party's possession prior to its disclosure by other party; (ii) information obtained from a third person or entity that is not prohibited from transmitting such information to the receiving party as a result of a contractual, legal or fiduciary obligation to the party whose information is being disclosed; (iii) information that is or becomes generally available to the public, other than as a result of disclosure by a party in violation of this Agreement; or (iv) information that has been or is independently acquired or developed by a party, or its Affiliate, without violating any of its obligations under this Agreement.

B. Each party acknowledges and agrees that in the event of any breach of this Article 22, the Affected Party shall be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that, in addition to any other remedy at law or in equity, the Affected Party shall be entitled to an injunction or injunctions (without the posting of any bond and without proof of actual damages) to prevent breaches or threatened breaches of this Article 22 and/or to compel specific performance of this Article 22.

C.        The confidential obligations of the parties under this
Article 22 shall survive the termination or expiration of this Agreement.

ARTICLE 23.  MODIFICATION AND WAIVER.

No amendment, modification, supplement, termination or waiver of any provision of this Agreement, and no consent to any departure by either party therefrom, shall in any event be effective unless in writing signed by authorized representatives of both parties, and then only in the specific instance and for the specific purpose given.

ARTICLE 24.  NOTICES.

    Unless otherwise provided herein, all notices, requests and other communications required or provided for hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given at the following addresses:

            (1)  If to Delta:

                 Delta Air Lines, Inc.
                 Hartsfield Atlanta International Airport
                 Atlanta, Georgia  30320
                 Attention:  Senior Vice President, Network
Management
                 Telecopy:  (404) 715-6018


            (2)  If to ACA:

                 Atlantic Coast Airlines Holdings, Inc.
                 515A Shaw Road
                 Dulles, Virginia  20166
                 Attention: President
                 Telecopy:  703-925-6288

Any such notice, request or other communication shall be effective (i) if given by mail, upon the earlier of receipt or the third business day after such communication is deposited in the United States mails, registered or certified, with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means including, without limitation, by air courier, when delivered at the address specified herein.
Delta or ACA may change its address for notice purposes by notice to the other party in the manner provided herein.

ARTICLE 25.  ASSIGNMENT.

This Agreement shall bind and inure to the benefit of Delta and ACA and their respective successors and assigns; provided, however, neither party may assign or transfer this Agreement or any portion hereof to any person or entity without the express written consent of the other party. Any assignment or transfer, by operation of law or otherwise, without such consent shall be null and void and of no force or effect.

ARTICLE 26.  ADDITIONAL DOCUMENTS.

The parties hereby covenant and agree, prior to the commencement of Delta Connection services by Operator, to execute and deliver the following additional documents in connection with this Agreement:

    A. A ground handling agreement, providing for ground handling by Delta at stations operated by Delta-----------
    ---------------
    ----------------------------------------------------------
    ----------------------------------------------------------
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    ----------------------
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----
ARTICLE 27.  MISCELLANEOUS.

A.   TRAVEL BENEFITS.

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ACA further reserves the right to enter into interline
agreements with other carriers to provide free and reduced rate travel for ACA's employees, and to provide reciprocal benefits for employees of such carriers on Delta Connection
Flights on a space available basis.

B.   CARGO.

Delta Connection Flights will initially provide small package services as typically provided under Delta's "Delta Dash" service. Operator and Delta agree to meet and discuss the implementation of expanded cargo operations on the Delta Connection Flights at an appropriate time to be agreed.

C.   TRAINING PROVIDED BY OPERATOR.

Operator will train Delta's personnel on aircraft and ground handling operations as necessary and required with regard to Delta's handling of the Aircraft.

ARTICLE 28.  GOOD FAITH.

Each party shall exercise good faith in its dealings with the other parties hereto and in performance of its obligations under this Agreement.





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    IN WITNESS WHEREOF, the parties have executed this
Agreement by their undersigned duly authorized representatives:

Atlantic Coast Airlines Holdings, Inc.                Delta Air
Lines, Inc.



By:                                                    By:


Name: ____________________                            Name:
__________________

Title: _____________________                          Title:
___________________



ACA Management, Inc.

By: ______________________

Name: ____________________

Title: _____________________




                            EXHIBIT A

                          The Aircraft


         No. of         Aircraft         Scheduled
        Aircraft          Type         Delivery Date
           --             ----             ------
           -               ---             ------
           -               ---             ------
     -------------         ---             ------
           -
           -              ----             ------
           -              ----             ------
           -              ----             ------
           --             ----             ------
           -              ----             ------
           -              ----             ------
     -------------        ----             ------
           -
           -              ----             ------
           -              ----             ------
           -              ----             ------
           -              ----             ------
           -              ----             ------
     -------------        ----             ------
           -
           -              ----             ------
           -              ----             ------
           -              ----             ------
     -------------   ---------------       ------
           --              ---
     -------------   ---------------       ------
           --              ---
     -------------   ---------------       ------
           --              ---
     -------------   ---------------       ------
           --              ---
     -------------   ---------------       ------
          ---              ---
     -------------   ---------------       ------
           --              ---
     -------------   ---------------       ------
          ---              ---
     -------------   ---------------       ------
           --              ---
     -------------   ---------------       ------
          ---              ---
     -------------   ---------------       ------
          ---              ---
           -         ---------------       ------
                           ---
           -         ---------------       ------
                           ---
           -         ---------------       ------
                           ---
           -         ---------------       ------
                           ---
           -         ---------------       ------
                           ---
     -------------   ---------------       ------
           -               ---
           -         ---------------       ------
                           ---
           -         ---------------       ------
                          ----
           -         ---------------       ------
                          ----
           -         ---------------       ------
                           ---
          ---        ---------------       ------
                           ---




                            Exhibit B



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---------------------------   -------    -------    -------
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---------------

---------------------------   ------     ------     ------
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-----------

---------------------------   -------    -------    -------
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------------

---------------------------   ------     ------     ------
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---------------------------    -----      -----      -----
---------------------------
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--

---------------------------   -------    -------    -------
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----------------

---------------------------   ------     ------     ------
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----

---------

---------------------------   ------     ------     ------
---------------------------
---------------------------
-----

---------------------------    -----      -----      -----
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--

---------------------------   ------     ------     ------
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---------------------------
--------

-----

---------------------------   -------    -------    -------
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---

-------------

---------------------------   ------     ------     ------
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--

---------------

---------------------------   ------     ------     ------
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---------------------------
---

---------------------------  --------------
-------------------------

-----------

---------------------------  ---------------
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---------

---------------------------   ------     ------     ------
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---------------------------   ------     ------     ------
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------





---------------------------
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-----------------

---------------------------  -------------------------------
---------------------------  -------------------------------
---------------------------          ---------------
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----------

---------------

---------------------------    -----      -----      -----
---------------------------
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--------------------





---------------------------
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------------------



                            Exhibit C


                      RES SYSTEM EQUIPMENT



Equipment, as defined in Article 9(B)(1), will be provided to Operator by Delta at the following of Operator's locations:

     Headquarters
     Dispatch
     Training
     Maintenance base for the Aircraft
     Operator handled stations
                            Exhibit D


              OUTLINE OF EMERGENCY RESPONSE PROGRAM


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